                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 8, 1999.
                                                        -----------------


                     Union Planters Mortgage Finance Corp.
                     -------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                 333-35471             62-1712370
  -------------------------------------------------------------------------
  (State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)              File Number)         Identification No.)


   7130 Goodlett Farms Parkway, Cordova, Tennessee              38018
-------------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (901) 580-6000
                                                          --------------

===============================================================================
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On or about February 10, 1999, the Registrant expects to enter into an underwriting agreement with Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to which the Underwriter will agree to purchase and offer for sale to the public, $128,493,000 approximate aggregate initial principal amount of the Registrant's Mortgage Pass-Through Certificates, Series 1999-1, Class X-1, Class A-1 and Class A-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-35471), and will be offered pursuant to a Prospectus, dated May 22, 1998, and a related Prospectus Supplement, dated February 10, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Computational Materials," "Collateral Term Sheets" and/or "Structural Term Sheet(s)," as such terms are defined in the No-Action response letters to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Computational Materials, Collateral Term Sheets and/or Structural Term Sheet(s) as Exhibit 99.1.

Exhibits

  99.1 Copy of "Computational Materials," "Collateral Term Sheets" and/or "Structural Term Sheet(s)" as provided by Morgan Stanley & Co. Incorporated.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



February 8, 1999                         UNION PLANTERS MORTGAGE
                                         FINANCE CORP.



                                         By: /s/ MARK E. MOSTELLER
                                             ----------------------------------
                                             Name:  Mark E. Mosteller
                                             Title: Vice President

                               INDEX TO EXHIBITS




                                                                                Page
                                                                                ----

99.1     Copy of "Computational Materials", "Collateral
         Term Sheets" and/or "Structural Term Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated..................